                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                    VALUE - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                    VALUE - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                    PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                 HIGH YIELD - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                 HIGH YIELD - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                    PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                              BLUE CHIP GROWTH - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                              BLUE CHIP GROWTH - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                                        PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                             INTERNATIONAL STOCK- A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             INTERNATIONAL STOCK - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                            SCIENCE & TECHNOLOGY - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             SCIENCE & TECHNOLOGY- A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                              WORLDWIDE GROWTH - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                              WORLDWIDE GROWTH - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                        PACIFIC RIM EMERGING MARKETS - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                        PACIFIC RIM EMERGING MARKETS - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                           REAL ESTATE SECURITIES - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                           REAL ESTATE SECURITIES - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                             CAPITAL GROWTH BOND - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             CAPITAL GROWTH BOND - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                     ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                EQUITY INDEX - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                EQUITY INDEX - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                COMMON STOCK - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                COMMON STOCK - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                               EMERGING GROWTH - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                               EMERGING GROWTH - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                            PILGRIM BAXTER GROWTH - A
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                            PILGRIM BAXTER GROWTH - A
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                    VALUE - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                    VALUE - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                 HIGH YIELD - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                 HIGH YIELD - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                              BLUE CHIP GROWTH - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                              BLUE CHIP GROWTH - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                             INTERNATIONAL STOCK- B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             INTERNATIONAL STOCK - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                            SCIENCE & TECHNOLOGY - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             SCIENCE & TECHNOLOGY- B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                              WORLDWIDE GROWTH - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                              WORLDWIDE GROWTH - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                        PACIFIC RIM EMERGING MARKETS - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                        PACIFIC RIM EMERGING MARKETS - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                           REAL ESTATE SECURITIES - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                           REAL ESTATE SECURITIES - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                             CAPITAL GROWTH BOND - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             CAPITAL GROWTH BOND - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                EQUITY INDEX - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                EQUITY INDEX - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                COMMON STOCK - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                COMMON STOCK - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                               EMERGING GROWTH - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                               EMERGING GROWTH - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                            PILGRIM BAXTER GROWTH - B
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                            PILGRIM BAXTER GROWTH - B
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                    VALUE - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                    VALUE - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                 HIGH YIELD - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                 HIGH YIELD - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                              BLUE CHIP GROWTH - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                              BLUE CHIP GROWTH - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                             INTERNATIONAL STOCK - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             INTERNATIONAL STOCK - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                            SCIENCE & TECHNOLOGY - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             SCIENCE & TECHNOLOGY- C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                              WORLDWIDE GROWTH - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                              WORLDWIDE GROWTH - C

                                       OF

                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                        PACIFIC RIM EMERGING MARKETS - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                        PACIFIC RIM EMERGING MARKETS - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                           REAL ESTATE SECURITIES - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                           REAL ESTATE SECURITIES - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the unds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                             CAPITAL GROWTH BOND - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                             CAPITAL GROWTH BOND - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                EQUITY INDEX - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                EQUITY INDEX - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                                COMMON STOCK - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                                COMMON STOCK - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                               EMERGING GROWTH - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                               EMERGING GROWTH - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________

                      ORGANIZED AS A VOLUNTARY ASSOCIATION
                              UNDER THE LAWS OF THE
                          COMMONWEALTH OF MASSACHUSETTS

                            PILGRIM BAXTER GROWTH - C
                                       OF
                              NORTH AMERICAN FUNDS

THIS CERTIFIES THAT

                                      VOID

is the owner of
  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE,
                                       OF

                            PILGRIM BAXTER GROWTH - C
                                       OF
                              NORTH AMERICAN FUNDS

         In accordance with, and subject to all provisions of, an Agreement and Declaration of Trust dated September 18, 1988, and any amendments thereto, ("Declaration"), a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts, to all of which provisions every shareholder agrees by the acceptance of share certificates.

         The Declaration provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, or may resort be had to their private property for the satisfaction or any obligation or claim or otherwise in connection with the affairs of the Funds, but the Funds property only shall be liable.

         This certificate is not valid until countersigned by the Transfer Agent

         IN WITNESS WHEREOF, the Trustees under said Declaration, acting not as individuals, but as such Trustees, have caused to be affixed to this certificate the facsimile Seal of the Fund and the facsimile signatures of duly authorized officers of the Fund, acting not as individuals but as such officers.




TREASURER                                             PRESIDENT


DATED__________________